SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2004


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


          Nevada                     000-21640                  88-0136443
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(State or other jurisdiction        (Commission              (I.R.S. Employer
    of incorporation)               File Number)            Identification No.)




2411 West Sahara Avenue, Las Vegas, Nevada                        89102
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(Address of principal executive offices)                       (Zip Code)





Registrant's telephone number, including area code: (702) 367-2411
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                                       N/A
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          (Former name or former address, if changed since last report)




ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 14, 2004, Station Casinos, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2004. A copy of the press release is attached to this Current Report as Exhibit 99.1.

         The information, including exhibits attached thereto, of this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Station Casinos, Inc.






Date:    July 14, 2004                  By: /s/ Glenn C. Christenson
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                                            Glenn C. Christenson
                                            Executive Vice President, Chief
                                            Financial Officer,
                                            Chief Administrative
                                            Officer and Treasurer